Exhibit 19

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                                                  Ford Credit Floorplan Master Owner Trust

         Ford Motor Credit Company                      Asset Backed Certificates              Investor Reporting System
                                                            Monthly Statement

         Collection Period Ending:                                                                              01/31/02
         Distribution Date                                                                                       2/15/02

         Principal Receivables                                                FCFMOTA                           Investor
         ---------------------                                                -------                           --------

         Beginning Principal Receivables                             $2,817,122,780.27                 $8,000,000,000.00
           Current Floating Allocation Pct.                               26.04318022%                      73.95681978%

         Total Adj. Principal Collections                            $1,397,392,765.66                 $3,968,283,644.26

         Principal Reduction - Removed Accts                                     $0.00

         Principal Addition - Addedd Accts                                       $0.00

         Principal Default Amounts                                               $0.00                             $0.00
           As a Percentage of Collections                                  0.00000000%                       0.00000000%

         Monthly Principal Amortized                                                                               $0.00

         Ending Principal Receivables                                $2,815,277,982.06                 $8,000,000,000.00
           New Floating Allocation Pct.                                   26.03056516%                      73.96943484%

                                                                               FCFMOTA                          Investor
         Interest Collections                                                  -------                          --------
         --------------------

          Total Interest Collections                                   $13,828,482.94                    $39,269,805.93

         Early Amortization Triggered?                                                               Yes           No

         1. Breach of covenants or agreements made in the TSA, Indent. or Supp.  and uncured for 60                  X

         2. Failure to make any req. pmt. or deposit under TSA, Indent. or Supp. and uncured for 5 bus.              X

         3. Breach of any rep. or warranty made in the TSA, Indent. or Supp. and uncured for 60                      X
         days
         4. Bankruptsy, insolvency or receivership of FMCC, FCFMOTA or Ford                                          X

         5. FCFMOTA is an investment company within the meaning of the ICA of 1940                                   X

         6. Failure of FCF Corp or FCF LLC to convey Reciev. pursuant to the TSA and uncured for 10                  X
         days
         7. Available Sub.  Amt. is less than the Required Sub. Amt. and uncured for 5 days                          X

         8. Servicer default or an event of default with respect to the outstanding notes has occured                X

         9. Average monthly payment rate for the past three periods is less than 21%                                 X

         10. Excess Funding Acct. Bal. exceeds 30% of Outstanding Series Adj. Inv. Amts. for 3 periods               X

         11. Maturity note purchaser fails to make any payment under MNPA and uncured for 5 bus. days                X

                                                  Ford Credit Floorplan Master Owner Trust

         Ford Motor Credit Company                      Asset Backed Certificates              Investor Reporting System
                                                            Monthly Statement

         Collection Period Ending:                                                                              01/31/02
         Distribution Date                                                                                       2/15/02


         Principal Receivables                                                                               Trust Total
         ---------------------                                                                               -----------

         Beginning Principal Receivables                                                              $10,817,122,780.27
           Current Floating Allocation Percentage                                                          100.00000000%

         Total Adjusted Principal Collections                                                          $5,365,676,409.92
           Payment Rate                                                                                           49.60%
           Principal Collections                                                                       $4,717,024,755.55
           Principal Collection Adjustments                                                              $647,158,779.93
           Principal Collections for Status Dealer Acounts                                                 $1,492,874.44

         Principal Reduction - Removed Accts                                                                       $0.00

         Principal Addition - Added Accts                                                                          $0.00

         Principal Default Amounts                                                                                 $0.00
           As a Percentage of Collections                                                                    0.00000000%

         Aggregate New Principal Receivables                                                           $5,363,831,611.71

         Ending Principal Receivables                                                                 $10,815,277,982.06
           New Floating Allocation Percentage                                                                    100.00%

         Interest Collections                                                                                Trust Total
         --------------------                                                                                -----------

         Total Interest Collections                                                                       $53,098,288.87
           Interest Collections                                                                           $53,096,390.47
           Interest Collections for Status Dealer Accounts                                                     $1,898.40
           Recoveries on Receivables Written Off                                                                   $0.00

         Monthly Yield                                                                                             5.89%

         Used Vehicles Principal Receivables Balance                                                     $325,352,280.06
           Used Vehicles Principal Receivables Percentage                                                          3.01%


          Status Dealer Accounts                                                                              Trust Total
          ----------------------                                                                              -----------
          Beginning Balance                                                                                 $7,644,028.30
            Principal Collections                                                                           $1,492,874.44
            Principal Write Offs                                                                                    $0.00
            Interest Collections                                                                                $1,898.40
          Ending Balance                                                                                    $6,151,153.86

                                                  Ford Credit Floorplan Master Owner Trust

         Ford Motor Credit Company                      Asset Backed Certificates              Investor Reporting System
                                                            Monthly Statement

         Collection Period Ending:                                                                              01/31/02
         Distribution Date                                                                                       2/15/02


          Subordination and Participation                                                                     Trust Total
          -------------------------------                                                                     -----------

          Incremental Subordinated Amount                                                                  $45,162,397.52
            Dealer Overconcentration Amount                                                                $45,119,549.22
            Manuf. Overconcentration Amount                                                                         $0.00
            Primus Overconcentration Amount                                                                         $0.00
            Installment Balance Amount                                                                              $0.00
            Other Ineligible Amounts                                                                           $42,848.30
          Available Subordinated Amount                                                                   $612,110,637.57
          Required Subordinated Amount                                                                    $612,110,637.57

          Required Participation 4.00%                                                                    $316,180,000.00
          Required Participation and Subordinated Amount                                                  $928,290,637.57

          Current Participation Amount                                                                  $2,815,277,982.06
            Current Participation Percentage                                                                      303.28%
          Current Participation Shortfall                                                                           $0.00

          Available Seller Collections                                                                  $1,411,221,248.60
          Subordinated Draw Amount                                                                                  $0.00
          Reserve Fund Deposit                                                                                      $0.00
          Available Seller Collections to FCAR LLC                                                      $1,411,221,248.60
          AutoNation Receivables as a % of Total Pool Balance                                                     437.00%

                                                  Ford Credit Floorplan Master Owner Trust

         Ford Motor Credit Company                      Asset Backed Certificates              Investor Reporting System
                                                            Monthly Statement

         Collection Period Ending:                                                                              01/31/02
         Distribution Date                                                                                       2/15/02


         Series Allocations                                                                                     2001 - 1
         ------------------                                                                                     --------

         Certificates                                                                                  $3,000,000,000.00
           Current Floating Allocation Percentage                                                           27.73381000%
         Total Adjusted Principal Collections                                                          $1,488,106,500.74
         Principal Default Amounts                                                                                 $0.00
         Total Interest Collections                                                                       $14,726,178.55


         Source and Use of Funds                                                                                2001 - 1
         -----------------------                                                                                --------

           Investor Interest Funding Account Balance                                                      $14,726,178.55
           Investment and Net Swap Proceeds Class A                                                           $15,006.58
           Investment and Net Swap Proceeds Class B                                                              $493.42
           Reserve Fund Balance                                                                           $10,500,000.00
         Total Investor Collections and Reserve Fund                                                      $25,241,678.55

           Certificates Outstanding Class A                                                            $2,904,500,000.00
           Certificates Outstanding Class B                                                               $95,500,000.00
           Certificate Rate Class A                                                                              1.9100%
           Certificate Rate Class B                                                                              2.1800%
           Days in Interest Period                                                                                   31
         Current Interest Due Class A                                                                      $4,777,095.69
         Current Interest Due Class B                                                                        $179,274.72
         Net Trust Swap Receipts Not Required To Be Paid Class A                                                   $0.00
         Net Trust Swap Receipts Not Required To Be Paid Class B                                                   $0.00
         Prior Month's Swap Receipts Payable This Month Class A                                                    $0.00
         Prior Month's Swap Receipts Payable This Month Class B                                                    $0.00
         Current Interest Paid Class A                                                                     $4,777,095.69
         Current Interest Paid Class B                                                                       $179,274.72
         Current Interest Shortfall Class A                                                                        $0.00
         Current Interest Shortfall Class B                                                                        $0.00

         Additional Interest Due Class A                                                                           $0.00
         Additional Interest Due Class B                                                                           $0.00
         Additional Interest Paid Class A                                                                          $0.00
         Additional Interest Paid Class B                                                                          $0.00
         Additional Interest Shortfall Class A                                                                     $0.00
         Additional Interest Shortfall Class B                                                                     $0.00

         Deferred Interest Due Class A                                                                             $0.00
         Deferred Interest Due Class B                                                                             $0.00
         Deferred Interest Paid Class A                                                                            $0.00
         Deferred Interest Paid Class B                                                                            $0.00
         Deferred Interest Shortfall Class A                                                                       $0.00
         Deferred Interest Shortfall Class B                                                                       $0.00

                                                  Ford Credit Floorplan Master Owner Trust

         Ford Motor Credit Company                      Asset Backed Certificates              Investor Reporting System
                                                            Monthly Statement

         Collection Period Ending:                                                                              01/31/02
         Distribution Date                                                                                       2/15/02


         Servicing Fees Due FMCC 1.00%                                                                     $2,500,000.00

         Servicing Fees Shortfall                                                                                  $0.00

         Deferred Servicing Fees Due FMCC                                                                          $0.00
         Deferred Servicing Fees Paid                                                                              $0.00
         Deferred Servicing Fees Shortfall                                                                         $0.00

         Reserve Fund Required Amount                                                                     $10,500,000.00
         Reserve Fund Deposit (Draw) Amount                                                                        $0.00

         Current Investor Default Amount Due Class A                                                               $0.00
         Current Investor Default Amount Due Class B                                                               $0.00
         Current Investor Default Amount Paid Class A                                                              $0.00
         Current Investor Default Amount Paid Class B                                                              $0.00
         Current Investor Default Amount Shortfall Class A                                                         $0.00
         Current Investor Default Amount Shortfall Class B                                                         $0.00

         Deferred Default Amount Due Class A                                                                       $0.00
         Deferred Default Amount Due Class B                                                                       $0.00
         Deferred Investor  Default Amount Paid Class A                                                            $0.00
         Deferred Investor  Default Amount Paid Class B                                                            $0.00
         Deferred Investor Default Amount Shortfall Class A                                                        $0.00
         Deferred Investor Default Amount Shortfall Class B                                                        $0.00

         Accumulation Reserve Account Deposit                                                                      $0.00
         Asset Composition Premium                                                                                 $0.00
         Transferor's Interest Remitted                                                                    $7,285,308.14


         Subordination and                                                                                       2001 - 1
         ------------------                                                                                      --------
         Participation
         Incremental Subordinated Amount                                                                    $27,097,438.51
         Available Subordinated Amount                                                                     $210,097,438.51
         Required Subordinated Amount                                                                      $210,097,438.51

         Required Participation 4.00%                                                                      $120,000,000.00
         Required Participation and Subordinated Amount                                                    $330,097,438.51

         Subordinated Draw Amount                                                                                    $0.00
         Reserve Fund Deposit                                                                                        $0.00

         Reserve Fund Balance                                                                               $10,500,000.00

         BOP Accumulation Reserve Account Balance                                                                    $0.00
         Less Accumulation Reserve Account Draws                                                                     $0.00
         Plus Accumulation Reserve Account Deposits                                                                  $0.00
         EOP Accumulation Reserve Account Balance                                                                    $0.00

         Controlled Distribution Amount                                                                              $0.00
         Principal Funding Account Balance                                                                           $0.00
         Excess Funding Account Balance                                                                              $0.00
         Principal Payment Amount                                                                                    $0.00
         Pool Factor                                                                                     100.000000000000%
         Servicing Fees Paid                                                                                 $2,500,000.00

                                                  Ford Credit Floorplan Master Owner Trust

         Ford Motor Credit Company                      Asset Backed Certificates              Investor Reporting System
                                                            Monthly Statement

         Collection Period Ending:                                                                              01/31/02
         Distribution Date                                                                                       2/15/02


         Interest Payment Date?                                                                                       YES
         Interest Payment Amount Due                                                                         $4,956,370.41
         Interest Payment Amount Paid                                                                        $4,956,370.41
         Interest Payment Amount Shortfall                                                                           $0.00


         Distribution to Holders of Certificates (per $1,000                                                      2001 - 1
                                                                                                                  --------
         denomination certificate)

         Total Amount Distributed                                                                                    $1.71
         Total Amount Allocable to Principal                                                                         $0.00
         Total Amount Allocable to Interest                                                                          $1.71

                                                  Ford Credit Floorplan Master Owner Trust

         Ford Motor Credit Company                      Asset Backed Certificates              Investor Reporting System
                                                            Monthly Statement

         Collection Period Ending:                                                                              01/31/02
         Distribution Date                                                                                       2/15/02


         Series Allocations                                                                                     2001 - 2
         ------------------                                                                                     --------

         Certificates                                                                                  $2,000,000,000.00
           Current Floating Allocation Percentage                                                           18.48920000%
         Total Adjusted Principal Collections                                                            $992,070,642.78
         Principal Default Amounts                                                                                 $0.00
         Total Interest Collections                                                                        $9,817,448.83


         Source and Use of Funds                                                                                2001 - 2
         -----------------------                                                                                --------

           Investor Interest Funding Account Balance                                                       $9,817,448.83
           Investment and Net Swap Proceeds Class A                                                           $12,505.53
           Investment and Net Swap Proceeds Class B                                                              $411.14
           Reserve Fund Balance                                                                            $7,000,000.00
         Total Investor Collections and Reserve Fund                                                      $16,830,365.50

           Certificates Outstanding Class A                                                            $1,936,340,000.00
           Certificates Outstanding Class B                                                               $63,660,000.00
           Certificate Rate Class A                                                                              1.9600%
           Certificate Rate Class B                                                                              2.2300%
           Days in Interest Period                                                                                   31
         Current Interest Due Class A                                                                      $3,268,111.62
         Current Interest Due Class B                                                                        $122,244.88
         Net Trust Swap Receipts Not Required To Be Paid Class A                                                   $0.00
         Net Trust Swap Receipts Not Required To Be Paid Class B                                                   $0.00
         Prior Month's Swap Receipts Payable This Month Class A                                                    $0.00
         Prior Month's Swap Receipts Payable This Month Class B                                                    $0.00
         Current Interest Paid Class A                                                                     $3,268,111.62
         Current Interest Paid Class B                                                                       $122,244.88
         Current Interest Shortfall Class A                                                                        $0.00
         Current Interest Shortfall Class B                                                                        $0.00

         Additional Interest Due Class A                                                                           $0.00
         Additional Interest Due Class B                                                                           $0.00
         Additional Interest Paid Class A                                                                          $0.00
         Additional Interest Paid Class B                                                                          $0.00
         Additional Interest Shortfall Class A                                                                     $0.00
         Additional Interest Shortfall Class B                                                                     $0.00

         Deferred Interest Due Class A                                                                             $0.00
         Deferred Interest Due Class B                                                                             $0.00
         Deferred Interest Paid Class A                                                                            $0.00
         Deferred Interest Paid Class B                                                                            $0.00
         Deferred Interest Shortfall Class A                                                                       $0.00
         Deferred Interest Shortfall Class A                                                                       $0.00

                                                  Ford Credit Floorplan Master Owner Trust

         Ford Motor Credit Company                      Asset Backed Certificates              Investor Reporting System
                                                            Monthly Statement

         Collection Period Ending:                                                                              01/31/02
         Distribution Date                                                                                       2/15/02


         Servicing Fees Due FMCC 1.00%                                                                     $1,666,666.67

         Servicing Fees Shortfall                                                                                  $0.00

         Deferred Servicing Fees Due FMCC                                                                          $0.00
         Deferred Servicing Fees Paid                                                                              $0.00
         Deferred Servicing Fees Shortfall                                                                         $0.00

         Reserve Fund Required Amount Class A                                                              $7,000,000.00
         Reserve Fund Deposit (Draw) Amount Class A                                                                $0.00

         Current Investor Default Amount Due Class A                                                               $0.00
         Current Investor Default Amount Due Class B                                                               $0.00
         Current Investor Default Amount Paid Class A                                                              $0.00
         Current Investor Default Amount Paid Class B                                                              $0.00
         Current Investor Default Amount Shortfall Class A                                                         $0.00
         Current Investor Default Amount Shortfall Class B                                                         $0.00

         Deferred Default Amount Due Class A                                                                       $0.00
         Deferred Default Amount Due Class B                                                                       $0.00
         Deferred Investor  Default Amount Paid Class A                                                            $0.00
         Deferred Investor  Default Amount Paid Class B                                                            $0.00
         Deferred Investor Default Amount Shortfall Class A                                                        $0.00
         Deferred Investor Default Amount Shortfall Class B                                                        $0.00

         Accumulation Reserve Account Deposit                                                                      $0.00
         Asset Composition Premium                                                                                 $0.00
         Transferor's Interest Remitted                                                                    $4,773,342.33


         Subordination and                                                                                       2001 - 2
         ------------------                                                                                      --------
         Participation
         -------------
         Incremental Subordinated Amount                                                                    $18,064,959.01
         Available Subordinated Amount                                                                     $140,064,959.01
         Required Subordinated Amount                                                                      $140,064,959.01

         Required Participation 4.00%                                                                       $80,000,000.00
         Required Participation and Subordinated Amount                                                    $220,064,959.01

         Subordinated Draw Amount                                                                                    $0.00
         Reserve Fund Deposit                                                                                        $0.00

         Reserve Fund Balance                                                                                $7,000,000.00

         BOP Accumulation Reserve Account Balance                                                                    $0.00
         Less Accumulation Reserve Account Draws                                                                     $0.00
         Plus Accumulation Reserve Account Deposits                                                                  $0.00
         EOP Accumulation Reserve Account Balance                                                                    $0.00

         Controlled Distribution Amount                                                                              $0.00
         Principal Funding Account Balance                                                                           $0.00
         Excess Funding Account Balance                                                                              $0.00
         Principal Payment Amount                                                                                    $0.00
         Pool Factor                                                                                     100.000000000000%
         Servicing Fees Paid                                                                                 $1,666,666.67

                                                  Ford Credit Floorplan Master Owner Trust

         Ford Motor Credit Company                      Asset Backed Certificates              Investor Reporting System
                                                            Monthly Statement

         Collection Period Ending:                                                                              01/31/02
         Distribution Date                                                                                       2/15/02


         Interest Payment Date?                                                                                       YES
         Interest Payment Amount Due                                                                         $3,390,356.50
         Interest Payment Amount Paid                                                                        $3,390,356.50
         Interest Payment Amount Shortfall                                                                           $0.00


         Distribution to Holders of Certificates (per $1,000                                                      2001 - 2
         denomination certificate)                                                                                --------


         Total Amount Distributed                                                                                    $1.75
         Total Amount Allocable to Principal                                                                         $0.00
         Total Amount Allocable to Interest                                                                          $1.75


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